UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
Amendment 1

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PAID, INC.
(Name of Registrant as Specified In Its Charter)
_______________________________________________________________________________________ (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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	(2)	Form, Schedule or Registration Statement No.:
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PAID, INC.
200 Friberg Parkway, Suite 4004
Westborough, Massachusetts 01581
(617) 861-6050
___________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on October 8, 2014
___________

To the Stockholders of PAID, Inc.

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of PAID, Inc., a Delaware corporation, will be held at 1800 West Park Drive, Suite 400, Westborough, Massachusetts 01581, on Wednesday, October 8, 2014, at 10:00 a.m., local time, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

1.	To approve an amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized shares of common stock from 350,000,000 to 550,000,000;
2.	To approve an amendment to the Company’s Certificate of Incorporation to authorize the issuance of up to 50,000,000 shares of blank check preferred stock;
3.	To approve an amendment to the Company’s Certificate of Incorporation to make effective a reverse stock split at a range of 1 for 10 through 1 for 50 and to reduce the number of authorized shares of the Company’s common stock, subject to the Board of Director’s discretion;
4.	To ratify the selection of KMJ Corbin & Company LLP as our independent registered public accounting firm for the current fiscal year ending December 31, 2014;
5.	To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies with respect to Proposals 1, 2 and 3.

Stockholders who owned shares of our common stock at the close of business on August 11, 2014 are entitled to receive notice of, attend and vote at the Special Meeting and any adjournment or postponement thereof. A complete list of these stockholders will be available at our corporate offices listed above during regular business hours for the ten days prior to the Special Meeting.

Your vote is important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible. If you received notice of how to access the proxy materials over the Internet, a proxy card was not sent to you, but you may vote by telephone or online. If you received a proxy card and other proxy materials by mail, you may vote by mailing a completed proxy card, by telephone or over the Internet. For specific voting instructions, please refer to the information provided in the following Proxy Statement, together with your proxy card or the voting instructions you receive by e-mail or that are provided via the Internet.

By Order of the Board of Directors, /s/ W. Austin Lewis IV W. Austin Lewis IV President

Westborough, Massachusetts
August ___, 2014

PAID, INC.
200 Friberg Parkway, Suite 4004
Westborough, Massachusetts 01581
(617) 861-6050
 ___________________

PROXY STATEMENT

 ___________________

For the Special Meeting of Stockholders to be held on October 8, 2014

Your proxy is being solicited on behalf of the Board of Directors (the “Board”) of PAID, Inc., a Delaware corporation, for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held at 10:00 a.m. local time on October 8, 2014 (the “Record Date”), or at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement. The Special Meeting will be held at the law offices of Mirick O’Connell, 1800 West Park Drive, Suite 400, Westborough, Massachusetts 01581.

These proxy materials are first being provided on or about August __, 2014 to all stockholders as of the record date, August 11, 2014. Stockholders who owned our common stock at the close of business on August 11, 2014 are entitled to receive notice of, attend and vote at the Special Meeting. On the record date, there were 328,874,050 shares of our common stock outstanding.

All proxies will be voted in accordance with the instructions contained on those proxies, and if no choice is specified, the proxies will be voted in favor of each matter set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to our corporate secretary.

References to the “Company,” “PAID,” “our,” “us” or “we” mean PAID, Inc.

VOTING AND RELATED MATTERS

Voting Procedures

As a stockholder of PAID, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are discussed below. Each share of our common stock you owned as of the record date entitles you to one vote on each proposal presented at the Special Meeting.

Electronic Delivery of Proxy Materials

Under rules adopted by the Securities and Exchange Commission (“SEC”), we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On or about August __, 2014, we sent our stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability containing instructions on how to access our proxy materials on the Internet. The Notice of Internet Availability also instructs stockholders on how they can vote over the Internet or by telephone.

If you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

Methods of Voting

You may vote over the Internet, by telephone, by mail or in person at the Special Meeting.

Voting over the Internet. You can vote via the Internet. The website address for Internet voting and the instructions for voting are provided on your Notice or proxy card. You will need to use the control number appearing on your Notice or proxy card to vote via the Internet. If you vote via the Internet you do not need to vote by telephone or return a proxy card.

Voting by Telephone.  You can vote by telephone by calling the toll-free telephone number provided on your proxy card. You will need to use the control number appearing on your Notice or proxy card to vote by telephone. If you vote by telephone you do not need to vote over the Internet or return a proxy card.

Voting by Mail.  If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. You may also download the form of proxy card off the Internet and mail it to us. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Special Meeting.

Voting in Person at the Meeting. If you attend the Special Meeting and plan to vote in person, we will provide you with a ballot at the Special Meeting. If your shares are registered directly in your name, you are considered the stockholder of record, and you have the right to vote in person at the Special Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Special Meeting, you will need to bring to the Special Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Special Meeting. To do this, you must:

•	enter a new vote over the Internet or by telephone, or by signing and returning a replacement proxy card;
•	provide written notice of the revocation to our Corporate Secretary at our principal executive offices, which are located at 200 Friberg Parkway, Suite 4004, Westborough, MA 01581; or
•	attend the Special Meeting and vote in person.

Quorum and Voting Requirements To Approve Each Proposal

Stockholders of record at the close of business on August 11, 2014 are entitled to receive notice and vote at the meeting. On the record date, there were 328,874,050 issued and outstanding shares of our common stock. Each holder of our common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting. Holders of our preferred stock do not have voting rights at the meeting.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present, the following table summarizes the voting requirements to approve each proposal:

Proposal	Vote Required	Broker Discretionary Voting Allowed
Proposal 1 - To approve an amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized shares of common stock from 350,000,000 to 550,000,000.	A majority of the outstanding shares of common stock.	Yes
Proposal 2 - To approve an amendment to the Company’s Certificate of Incorporation to authorize the issuance of up to 50,000,000 shares of blank check preferred stock.	A majority of the outstanding shares of common stock.	No
Proposal 3 - To approve an amendment to the Company’s Certificate of Incorporation to make effective a reverse stock split at a range of 1 for 10 through 1 for 50 and to reduce the number of authorized shares of the Company’s common stock, subject to the Board of Director’s discretion.	A majority of the outstanding shares of common stock.	Yes
Proposal 4 - To ratify the selection of KMJ Corbin & Company LLP as our independent registered public accounting firm for the current fiscal year ending December 31, 2014.	The affirmative vote of a majority of the votes cast at the Special Meeting.	Yes
Proposal 5 - To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies with respect to Proposals 1, 2 and 3.	The affirmative vote of a majority of the votes cast at the Special Meeting.	Yes

Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting. Such inspectors will also determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Accordingly, abstentions will have the same effect as a vote “AGAINST” Proposal 1, Proposal 2 and Proposal 3. Abstentions will have no effect on whether Proposal 4 or Proposal 5 is approved at the Special Meeting.

If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm, in its discretion, is permitted to either leave your shares unvoted or vote your shares on matters that are considered routine. Proposal 1, Proposal 3, Proposal 4 and Proposal 5 are considered routine matters. Proposal 2 is considered a non-routine matter. Consequently, without your voting instructions, your brokerage firm (i) will not be able to vote your shares on Proposal 2, but (ii) will be able to vote your shares on Proposal 1, Proposal 3, Proposal 4 and Proposal 5. These unvoted shares, called “broker non-votes,” refer to shares held by brokers who have not received voting instructions from their clients and who do not have discretionary authority to vote on non-routine matters. Broker non-votes will not be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Assuming that a quorum is present, broker non-votes (i) will have the same effect as a vote “AGAINST” Proposal 1, Proposal 2 and Proposal 3; and (ii) will have no effect on whether Proposal 4 or Proposal 5 is approved at the Special Meeting.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the Special Meeting as directed. If no specification is indicated, the shares will be voted:

(1)	“FOR” Proposal 1 to approve an Amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized shares of common stock from 350,000,000 to 550,000,000;

(2)	“FOR” Proposal 2 to approve an amendment to the Company’s Certificate of Incorporation to authorize the issuance of up to 50,000,000 shares of blank check preferred stock;

(3)	“FOR” Proposal 3 to approve an amendment to the Company’s Certificate of Incorporation to make effective a reverse stock split at a range of 1 for 10 through 1 for 50 and to reduce the number of authorized shares of the Company’s common stock, subject to the Board’s discretion;

(4)	“FOR” Proposal 4 to ratify the selection of KMJ Corbin & Company LLP as our independent registered public accounting firm for the current fiscal year ending December 31, 2014; and

(5)	“FOR” Proposal 5 to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies with respect to Proposals 1, 2 and 3.

If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm, in its discretion, may either leave your shares unvoted or vote your shares on matters which are considered routine. Proposal 1, Proposal 3, Proposal 4 and Proposal 5 are routine matters; Proposal 2 is not a routine matter. Consequently, without your voting instructions, your brokerage firm (i) will be able to vote your shares at the Special Meeting on Proposal 1, Proposal 3, Proposal 4 and Proposal 5 but (ii) will not be able to vote your shares at the Special Meeting on Proposal 2.

Voting Confidentiality

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.

Voting Results

Voting results will be announced at the Special Meeting and published in a Form 8-K to be filed within four business days after the Special Meeting.

Householding of Proxy Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and related materials. This means that only one copy of our proxy statement and related materials may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of these proxy materials to any stockholder upon written or oral request to our Corporate Secretary by mail at 200 Friberg Parkway, Suite 4004, Westborough, MA 01581 or by phone at (617) 861-6050.

Any stockholder who wants to receive separate copies of proxy materials in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact that stockholder's bank, broker, or other nominee record holder, or that stockholder may contact us at the above address and phone number.

Proxy Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, or by mail, facsimile, telephone, messenger or via the Internet, without additional compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To the knowledge of the management of the Company the following table sets forth the beneficial ownership of our common stock as of the Record Date of August 11, 2014 of each of our directors and executive officers, and all of our directors and executive officers as a group, and other beneficial owners holding more than five percent of the Company’s issued and outstanding shares.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (3)
W. Austin Lewis, IV	37,689,145	(1)	11.55%
Terry Fokas	0		0%
Andrew Pilaro	2,568,700	(2)	0.79%
All directors and executive officers as a group (3 individuals)	40,257,845		12.34%

(1)	Included are options to purchase 12,000,000 shares of the Company’s common stock and shares held for the following funds for which W. Austin Lewis, IV is the General Partner, 23,549,960 by Lewis Opportunity Fund, L.P. and 1,612,685 shares by LAM Waiting Game Fund LTD.

(2)	Includes 17,200 shares held indirectly as custodian for Mr. Pilaro's minor sons and options to purchase 2,500,000 shares of the Company's common stock all of which are vested.

(3)	Percentages are calculated on the basis of the amount of outstanding securities plus for such person or group, any securities that person or group has the right to acquire within 60 days.

To the knowledge of the management of the Company, based solely on our review of SEC filings, no other stockholder is the beneficial owner of more than five percent of the Company’s common stock.

PROPOSAL 1

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE
AUTHORIZED SHARES OF COMMON STOCK FROM 350,000,000 TO 550,000,000

Our Board of Directors has approved, subject to stockholder approval, an amendment to our Certificate of Incorporation (the “Common Shares Increase Amendment”) to increase the number of authorized shares of the Company’s common stock from 350,000,000 to 550,000,000.

If the Common Shares Increase Amendment is approved by our stockholders at the Special Meeting, we intend to file the Common Shares Increase Amendment with the Secretary of State of Delaware, substantially in the form of Appendix A hereto (provided that, if both the Common Shares Increase Amendment and the Blank Check Preferred Amendment (see Proposal 2 below) are approved by stockholders at the Special Meeting, we may file a single amendment for both actions) with the Secretary of State of Delaware as soon as practicable following the Special Meeting. The increase in authorized shares of common stock under the Common Shares Increase Amendment will be effective upon filing with the Secretary of State of Delaware.

Outstanding Shares and Purpose of the Proposal

 Our Certificate of Incorporation currently authorizes us to issue a maximum of 350,000,000 shares of common stock, par value $0.001 per share. Our issued and outstanding securities, as of August 11, 2014, on a fully diluted basis, are as follows:

•	328,874,050 shares of common stock; and
•	Stock options convertible into 19,250,000 shares of common stock at an average exercise price of $0.095 per share.

The Board believes that the increase in authorized shares of common stock will provide the Company greater flexibility with respect to the Company’s capital structure for purposes including additional equity financings and stock based acquisitions.

Effects of the Increase in Authorized Common Stock

The additional shares of common stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of common stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our common stock, the future issuance of additional shares of common stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders.

At present, the Board of Directors has no immediate plans to issue the additional shares of common stock to be authorized by the Common Shares Increase Amendment. However, it is possible that some of these additional shares could be used in the future for various other purposes without further stockholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other market on which our securities may then be listed. These purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, and expanding the Company’s business or product lines through the acquisition of other businesses or products.

We could also use the additional shares of common stock that will become available pursuant to the Common Shares Increase Amendment to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. Although the proposal to increase the authorized common stock has not been prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that the Common Shares Increase Amendment could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which stockholders of the Company might otherwise receive a premium for their shares over then current market prices. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company's stockholders at all times.

Required Vote

Approval of the Common Shares Increase Amendment requires the receipt of the affirmative vote of a majority of the shares of the Company's common stock issued and outstanding as of the record date.

RECOMMENDATION OF THE BOARD FOR PROPOSAL 1:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE TO APPROVE THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE
COMPANY’S COMMON STOCK FROM 350,000,000 TO 550,000,000

PROPOSAL 2

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO AUTHORIZE
THE ISSUANCE OF UP TO 50,000,000 SHARES OF BLANK CHECK PREFERRED STOCK

Our Board of Directors has approved, subject to stockholder approval, an amendment to our Certificate of Incorporation (the “Blank Check Preferred Amendment”) to authorize the issuance of up to 50,000,000 shares of blank check preferred stock.

If the Blank Check Preferred Amendment is approved by our stockholders at the Special Meeting, we intend to file the Blank Check Preferred Amendment with the Secretary of State of Delaware, substantially in the form of Appendix B hereto (provided that, if both the Common Shares Increase Amendment and the Blank Check Preferred Amendment are approved by stockholders at the Special Meeting, we may file a single amendment for both actions) with the Secretary of State of Delaware as soon as practicable following the Special Meeting.

Outstanding Shares and Purpose of the Proposal

Our Certificate of Incorporation currently authorizes us to issue a maximum of 350,000,000 shares of common stock, par value $0.001 per share. Our issued and outstanding securities, as of August 11, 2014, on a fully diluted basis, are as follows:

•	328,874,050 shares of common stock; and
•	Stock options convertible into 19,250,000 shares of common stock at an average exercise price of $0.095 per share.

Upon filing with the Delaware Secretary of State, the Blank Check Preferred Amendment will authorize the issuance of up to 50,000,000 shares of preferred stock, $0.001 par value. The Board of Directors will be authorized to fix the designations, rights, preferences, powers and limitations of each series of the preferred stock.

The term "blank check" preferred stock refers to stock which gives the board of directors of a corporation the flexibility to create one or more series of preferred stock, from time to time, and to determine the relative rights, preferences, powers and limitations of each series, including, without limitation: (i) the number of shares in each series, (ii) whether a series will bear dividends and whether dividends will be cumulative, (iii) the dividend rate and the dates of dividend payments, (iv) liquidation preferences and prices, (v) terms of redemption, including timing, rates and prices, (vi) conversion rights, (vii) any sinking fund requirements, (viii) any restrictions on the issuance of additional shares of any class or series, (ix) any voting rights and (x) any other relative, participating, optional or other special rights, preferences, powers, qualifications, limitations or restrictions. Any issuances of preferred stock by the Company will need to be approved the board of directors.

The Board of Directors believes that the authorization of shares of preferred stock is desirable because it will provide the Company with increased flexibility of action to meet future working capital and capital expenditure requirements through equity financings without the delay and expense ordinarily attendant on obtaining further stockholder approvals. The Board of Directors believes that the authorization of blank check preferred stock will improve the Company's ability to attract needed investment capital, as various series of the preferred stock may be customized to meet the needs of any particular transaction or market conditions.

Effects of Blank Check Preferred Amendment on Current Stockholders

The shares of preferred stock to be authorized pursuant to the Blank Check Preferred Amendment could be issued, at the discretion of the Board, for any proper corporate purpose, without further action by the stockholders other than as may be required by applicable law. The Company does not currently have any plan or proposal to issue any shares of preferred stock. Existing stockholders do not have preemptive rights with respect to future issuance of preferred stock by the Company and their interest in the Company could be diluted by such issuance with respect to any of the following: earnings per share, voting, liquidation rights and book and market value.

The Board of Directors will have the power to issue the shares of preferred stock in one or more classes or series with such preferences and voting rights as the Board of Directors may fix in the resolution providing for the issuance of such shares. The issuance of shares of preferred stock could affect the relative rights of the Company's shares of common stock. Depending upon the exact terms, limitations and relative rights and preferences, if any, of the shares of preferred stock as determined by the Board of Directors at the time of issuance, the holders of shares of preferred stock may be entitled to a higher dividend rate than that paid on the common stock, a prior claim on funds available for the payment of dividends, a fixed preferential payment in the event of liquidation and dissolution of the Company, redemption rights, rights to convert their shares of preferred stock into shares of common stock, and voting rights which would tend to dilute the voting control of the Company by the holders of shares of common stock. Depending on the particular terms of any series of the preferred stock, holders thereof may have significant voting rights and the right to representation on the Company's Board of Directors. In addition, the approval of the holders of shares of preferred stock, voting as a class or as a series, may be required for the taking of certain corporate actions, such as mergers.

The issuance of shares of preferred stock may have the effect of discouraging or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or seeking to bring about removal of incumbent management or a corporate transaction such as a merger. For example, the issuance of shares of preferred stock in a public or private sale, merger or in a similar transaction may, depending on the terms of the series of preferred stock dilute the interest of a party seeking to take over the Company. Further, the authorized preferred stock could be used by the Board of Directors for adoption of a stockholder rights plan or "poison pill."

The Blank Check Preferred Amendment was not proposed in response to, or for the purpose of deterring, any current effort to obtain control of the Company or as an anti-takeover measure. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company might result in stockholders not being able to participate in any possible premiums which might be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company's stockholders might consider to be in their best interests. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company's stockholders at all times.

Required Vote

Approval of the Blank Check Preferred Amendment requires the receipt of the affirmative vote of a majority of the shares of the Company's common stock issued and outstanding as of the record date.

RECOMMENDATION OF THE BOARD FOR PROPOSAL 2:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE TO APPROVE THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF
INCORPORATION TO AUTHORIZE THE ISSUANCE OF UP TO 50,000,000 SHARES OF
BLANK CHECK PREFERRED STOCK

PROPOSAL 3

APPROVAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION

TO EFFECT A REVERSE STOCK SPLIT AT A RANGE OF 1 FOR 10 THROUGH 1 FOR 50
AND TO REDUCE THE NUMBER OF

AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK, SUBJECT TO

THE BOARD’S DISCRETION

The Board has approved, and is hereby soliciting stockholder approval of, an amendment to the Company’s Certificate of Incorporation to make effective a reverse stock split of the Company’s common stock at a ratio of not less than one-for-ten and not more than one-for-fifty, subject to the Board’s discretion to determine, without any further action by stockholders, not to proceed with a reverse stock split if it determines that a reverse stock split is no longer in the best interest of the Company and its stockholders. The language of the new Article Fourth of the Certificate of Incorporation which would be contained in an amendment is set forth in Appendix C to this Proxy Statement (the “Reverse Stock Split Amendment”). A vote for this Proposal 3 will constitute approval of the Reverse Stock Split Amendment providing for the combination of any whole number of shares of common stock between and including ten and fifty into one share of common stock and will grant the Board the authority to select which of the approved exchange ratios within that range will be implemented. If stockholders approve this proposal, the Board will have the authority, but not the obligation, in its sole discretion and without further action on the part of the stockholders, to select one of the approved reverse stock split ratios and effect the approved reverse stock split by filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware at any time after the approval of the Reverse Stock Split Amendment. If the Reverse Stock Split Amendment is approved by stockholders and has not been filed with the Secretary of State of the State of Delaware by the close of business on the first anniversary of the date on which the stockholders approved it, the Board will abandon the Reverse Stock Split Amendment. If the reverse stock split is implemented, the Reverse Stock Split Amendment also would reduce the number of authorized shares of our common stock as set forth below but would not change the par value of a share of our common stock. Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of common stock outstanding immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split.

The Board believes that stockholder approval of an exchange ratio range (rather than an exact exchange ratio) provides the Board with maximum flexibility to achieve the purposes of the reverse stock split. If the stockholders approve this Proposal 3, the reverse stock split will be made effective, if at all, only upon a determination by the Board that the reverse stock split is in the Company’s and its stockholders’ best interests at that time. In connection with any determination to make effective the reverse stock split, the Board will set the time for such a split and select a specific ratio within the range. These determinations will be made by the Board with the intention to create the greatest marketability for our common stock based upon prevailing market conditions at that time.

The Board reserves its right to elect to abandon the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interest of the Company and its stockholders.

Purpose of the Reverse Stock Split Amendment

The purpose of the reverse stock split is to increase the per share trading value of the common stock. The Board intends to make effective the proposed reverse stock split only if it believes that a decrease in the number of shares outstanding is likely to improve the trading price for the common stock, and only if the implementation of a reverse stock split is determined by the Board to be in the best interests of the Company and its stockholders. The Board may exercise its discretion not to implement a reverse stock split.

A reverse stock split would allow a broader range of institutions to invest in the common stock (namely, funds that are prohibited from buying stocks with a price below a certain threshold), potentially increasing the trading volume and liquidity of the common stock. A reverse stock split would also help increase analyst and broker interest in the common stock, as their policies can discourage them from following or recommending companies with lower stock prices. Because of the trading volatility often associated with lower-priced stock, many brokerage houses and institutional investors have adopted internal policies and practices that either prohibit or discourage them from investing in such stocks or recommending them to their customers. Some of those policies and practices may also function to make the processing of trades in lower-priced stocks economically unattractive to brokers.

Impact of the Reverse Stock Split Amendment if Implemented

If approved and effected, the reverse stock split will be realized simultaneously and in the same ratio for all of the common stock. The reverse stock split will affect all holders of the common stock uniformly and will not affect any stockholder’s percentage ownership interest, or voting power, in the Company (subject to the treatment of fractional shares). As described below, holders of common stock otherwise entitled to a fractional share as a result of the reverse stock split will receive a cash payment in lieu of such fractional share. These cash payments will reduce the number of post-reverse stock split holders of the common stock to the extent there are at the time the reverse stock split is made effective, stockholders who would otherwise receive less than one share of common stock after the reverse stock split. In addition, the reverse stock split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The principal effects of the Reverse Stock Split Amendment will be that:

•	depending on the ratio for the reverse stock split selected by the Board, each ten or fifty shares of common stock owned by a stockholder, or any whole number of shares of common stock between ten and fifty, as determined by the Board, will be combined into one new share of common stock;

•	the number of shares of common stock issued and outstanding will be reduced from approximately 330,000,000 to a range of approximately 33,000,000 to 165,000,000, depending upon the reverse stock split ratio selected by the Board;

•	the number of authorized shares of common stock will be reduced from 350,000,000 (or 550,000,000 if the Company’s stockholders approve Proposal 2 described in this Proxy Statement) to a range of approximately 7,000,000 (or 11,000,000 if Proposal 1 is approved) to 35,000,000 (or 55,000,000 if Proposal 1 is approved) depending upon the reverse stock split ratio between ten and fifty chosen by the Board;

•	based upon the reverse stock split ratio selected by the Board, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, and other convertible or exchangeable securities entitling the holders thereof to purchase, exchange for, or convert into, shares of common stock, which will result in approximately the same aggregate price being required to be paid for such options and restricted stock awards and units upon exercise immediately preceding the reverse stock split; and

•

the number of shares reserved for issuance or pursuant to the securities or plans described in the immediately preceding bullet will be reduced proportionately based upon the reverse stock split ratio selected by the Board.

If Proposal 1 is Not Approved.

The table below illustrates the effect, as of the Record Date of August 11, 2014 and assuming that Proposal 1 is not approved so that the number of authorized shares of  common stock remains at 350,000,000, of a reverse stock split at certain ratios on (i) the shares of common stock outstanding; (ii) the shares of common stock reserved for issuance, (iii) the reduced number of total authorized shares of common stock under our Certificate of Incorporation, and (iv) the resulting number of shares of common stock available for issuance:

	Common Shares Outstanding	Common Shares Reserved for Issuance	Total Authorized Common Shares	Common Shares Authorized and Available (% of total authorized)
Before Reverse Stock Split	328,874,050	21,000,000	350,000,000	125,950 (.359%)
One-for-ten	32,887,405	2,100,000	35,000,000	12,595 (.359%)
One-for-twenty-five	13,154,962	840,000	14,000,000	5,038 (.359%)
One-for-fifty	6,577,481	420,000	7,000,000	2,519 (.359%)

If Proposal 1 is Approved.

The table below illustrates the effect, as of the Record Date of August 11, 2014 and assuming that Proposal 1 is approved so that the number of authorized shares of designated as common stock is increased to 550,000,000, of a reverse stock split at certain ratios on (i) the shares of common stock outstanding; (ii) the shares of common stock reserved for issuance, (iii) the reduced number of total authorized shares of common stock under our Certificate of Incorporation, and (iv) the resulting number of shares of common stock available for issuance:

	Common Shares Outstanding	Common Shares Reserved for Issuance	Total Authorized Common Shares	Common Shares Authorized and Available (% of total authorized)
Before Reverse Stock Split	328,874,050	21,000,000	550,000,000	200,125,950 (36.39%)
One-for-ten	32,887,405	2,100,000	55,000,000	20,012,595 (36.39%)
One-for-twenty-five	13,154,962	840,000	22,000,000	8,005,038 (36.39%)
One-for-fifty	6,577,481	420,000	11,000,000	4,002,519 (36.39%)

Certain Risks Associated with the Reverse Stock Split

•

If the reverse stock split is made effective and the market price of the common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of the common stock will, however, also be based on performance and other factors, which are unrelated to the number of shares outstanding.

•	There can be no assurance that the reverse stock split will result in any particular price for the common stock. As a result, the trading liquidity of the common stock may not necessarily improve.

•	There can be no assurance that the market price per share of the common stock after a reverse stock split will increase in proportion to the reduction in the number of shares of the common stock outstanding before the reverse stock split. For example, based on the closing price of the common stock on the Record Date of August 11, 2014 of $.07 per share, if the reverse stock split were implemented and approved for a reverse stock split ratio of one-for-fifty, there can be no assurance that the post-split market price of the common stock would be $3.50 or greater. Accordingly, the total market capitalization of the common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split. Moreover, in the future, the market price of the common stock following the reverse stock split may not exceed or remain higher than the market price prior to the reverse stock split.

•

Because the number of issued and outstanding shares of common stock would decrease as result of the reverse stock split, the number of authorized but unissued shares of common stock may increase on a relative basis. If the Company issues additional shares of common stock, then the ownership interest of the Company’s current stockholders would be diluted, possibly substantially.

•	There are certain agreements, plans and proposals that may have material anti-takeover consequences. The proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of common stock could dilute the stock ownership of a person seeking to make effective a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company.

•	The reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

The Board intends to make effective the reverse stock split only if it believes that a decrease in the number of shares is likely to improve the trading price of the common stock and if the implementation of the reverse stock split is determined by the Board to be in the best interests of the Company and its stockholders. The reverse stock split and the reduction in shares is not a “going private” transaction and is not the first step of a “going private” transaction.

Effective Time

The proposed reverse stock split would become effective as of 11:59 p.m., Eastern Time (the “Effective Time”), on the date of filing the Reverse Stock Split Amendment with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, at the Effective Time, all shares of the common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of stockholders, into a lesser number of shares of the common stock calculated in accordance with the reverse stock split ratio determined by the Board.

After the Effective Time, the common stock will have a new committee on uniform securities identification procedures (“CUSIP”) number, which is a number used to identify the Company’s equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

After the Effective Time, the Company will continue to be subject to periodic reporting and other requirements of the Securities Exchange Act of 1934. We expect that the Company’s common stock will continue to be listed on the Over-the-Counter Bulletin Board under the symbol “PAYD”, although OTCBB will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the Effective Date to indicate that the reverse stock split has occurred.

Board Discretion to Implement the Reverse Stock Split Amendment

If the reverse stock split is approved by the Company’s stockholders, it will be effected, if at all, only upon a determination by the Board that a reverse stock split (at a ratio determined by the Board as described above) is in the best interests of the Company and the stockholders. The Board’s determination as to whether the reverse stock split will be effected and, if so, at what ratio, will be based upon certain factors, including existing and expected marketability and liquidity of the common stock, prevailing market conditions and the likely effect on the market price of the common stock. If the Board determines to make effective the reverse stock split, the Board will consider various factors in selecting the ratio including the overall market conditions at the time and the recent trading history of the common stock.

Fractional Shares

Stockholders will not receive fractional post-reverse stock split shares in connection with the reverse stock split. Instead, the Company’s transfer agent for the registered stockholders will aggregate all fractional shares of common stock and arrange for them to be sold as soon as practicable after the Effective Time at the then prevailing prices on the open market on behalf of those stockholders who would otherwise be entitled to receive a fractional share. The Company expects that the transfer agent will cause the sale to be conducted in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of common stock. After completing the sale, stockholders will receive a cash payment from the transfer agent in an amount equal to the stockholder’s pro rata share of the total net proceeds of these sales. No transaction costs will be assessed on the sale. However, the proceeds will be subject to certain taxes as discussed below. In addition, stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date a stockholder receives payment for the cashed-out shares. The payment amount will be paid to the stockholder in the form of a check in accordance with the procedures outlined below.

After the reverse stock split, stockholders will have no further interests in the Company with respect to their cashed-out fractional shares. A person otherwise entitled to a fractional interest will not have any voting, dividend or other rights except to receive payment as described above.

Effect on Beneficial Holders of common stock (i.e. stockholders who hold in “street name”)

Upon the reverse stock split, we intend to treat shares held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to make effective the reverse stock split for their beneficial holders holding the common stock in “street name”. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of the common stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of the Company’s registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-reverse stock split shares or cash payment in lieu of any fractional share interest, if applicable. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the reserve stock split.

If a stockholder is entitled to a payment in lieu of any fractional share interest, a check will be mailed to the stockholder’s registered address as soon as practicable after the Effective Time. By signing and cashing the check, stockholders will warrant that they owned the shares of common stock for which they received a cash payment. The cash payment is subject to applicable federal and state income tax and state abandoned property laws. In addition, stockholders will not be entitled to receive interest for the period of time between the Effective Time of the reverse stock split and the date payment is received.

Effect on Certificated Shares

Stockholders holding shares of common stock in certificate form will be sent a transmittal letter by the transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his or her certificate(s) representing shares of the common stock (“Old Certificates”), to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split common stock (“New Certificates”). No New Certificate will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates.

Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock to which they are entitled as a result of the reverse stock split. Until surrendered, the Company will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-reverse stock split common stock, as applicable, to which these stockholders are entitled.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for new certificates. If an Old Certificate has a restrictive legend, the New Certificate will be issued with the same restrictive legends that are on the Old Certificate.

If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described above under “Fractional Shares”.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Accounting Matters

The reverse stock split will not affect the par value of a share of the common stock. As a result, as of the Effective Time of the reverse stock split, the stated capital attributable to common stock on the Company’s balance sheet will be reduced proportionately based on the reverse stock split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

No Appraisal Rights

Under the Delaware General Corporation Law, stockholders are not entitled to appraisal rights with respect to the reverse stock split, and the Company will not independently provide stockholders with any such right.

Certain United States Federal Income Tax Considerations

The following is a summary of certain U.S. federal income tax consequences of the reverse stock split to holders of the common stock. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. holders (as defined below) that hold their shares of common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion does not address all of the tax consequences that may be relevant to a particular stockholder or to stockholders that are subject to special treatment under U.S. federal income tax laws, such as:

•	stockholders that are not U.S. holders;
•	financial institutions;
•	insurance companies;
•	tax-exempt organizations;
•	dealers in securities or foreign currencies;
•	persons whose functional currency is not the U.S. dollar;
•	traders in securities that elect to use a mark to market method of accounting;
•	persons who own more than 5% of the Company’s outstanding stock;
•	persons that hold the common stock as part of a straddle, hedge, constructive sale, conversion or other integrated transaction; and
•	U.S. holders who acquired their shares of common stock through the exercise of an employee stock option or otherwise as compensation.

If a partnership or other entity taxed as a partnership holds common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partners and the activities of the partnership. Partnerships and partners in such a partnership should consult their tax advisors about the tax consequences of the reverse stock split to them.

This discussion does not address the tax consequences of the reverse stock split under state, local or foreign tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

Holders of the Common Stock are urged to consult with their own tax advisors as to the tax consequences of the reverse stock split in their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local or foreign and other tax laws and of changes in those laws.

For purposes of this section, the term “U.S. holder” means a beneficial owner of the common stock that for U.S. federal income tax purposes is:

•	an individual that is a citizen or resident of the United States;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;
•	an estate that is subject to U.S. federal income tax on its income regardless of its source; or
•	a trust, the substantial decisions of which are controlled by one or more U.S. persons and which is subject to the primary supervision of a U.S. court, or a trust that validly has elected under applicable Treasury regulations to be treated as a U.S. person for U.S. federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

Except as provided below with respect to cash received in lieu of fractional shares, a U.S. holder will not recognize any gain or loss as a result of the reverse stock split.

Cash Received in Lieu of Fractional Shares

A U.S. holder that receives cash in lieu of a fractional share of common stock in the reverse stock split will generally be treated as having received such fractional share and then as having sold such fractional share for cash, and will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the portion of the basis of the pre-reverse stock split common stock allocable to such fractional interest. Such gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in the common stock exchanged therefor was greater than one year as of the date of the exchange. Under certain circumstances, the cash might instead be treated as a return of capital or, if the Company has current or accumulated earnings and profits, a dividend.

Tax Basis and Holding Period

A U.S. holder’s aggregate tax basis in the common stock received in the reverse stock split will equal such stockholder’s aggregate tax basis in the common stock surrendered in the reverse stock split reduced by any amount allocable to a fractional share of post-reverse stock split common stock for which cash is received. The holding period for the shares of the common stock received in the reverse stock split generally will include the holding period for the shares of the common stock exchanged therefor.

The Company does not have any plans, proposals or arrangements to issue for any purpose, including future acquisitions and/or financings, any of the authorized shares of common stock that would become newly available for issuance following the reverse stock split.

This proposal requires approval by a majority of the votes entitled to vote at the Special Meeting.

This Proposal 3 is not conditioned upon the approval by stockholders of Proposal 1 or Proposal 2 in this Proxy Statement. If Proposal 3 is approved by stockholders and Proposal 1 or Proposal 2 is rejected by stockholders, Proposal 3 will take effect, subject to the Board’s right to abandon its implementation, as described herein.

RECOMMENDATION OF THE BOARD FOR PROPOSAL 3:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT A RANGE OF 1 FOR 10 THROUGH 1 FOR 50 AND TO REDUCE THE NUMBER OF SHARES OF THE COMPANY’S AUTHORIZED COMMON STOCK, AT THE BOARD’S DISCRETION.

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Board has selected the firm of KMJ Corbin & Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014, subject to ratification by our stockholders at the Special Meeting. KMJ Corbin & Company LLP has been our independent registered public accounting firm since the fiscal year ended December 31, 2013. A representative of KMJ Corbin & Company LLP is not expected to be present at the Special Meeting.

More information about our independent registered public accounting firm is available under the heading “Independent Registered Public Accounting Firm” below.

RECOMMENDATION OF THE BOARD FOR PROPOSAL 4:

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO RATIFY THE APPOINTMENT OF KMJ CORBIN & COMPANY LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On June 10, 2013, the Audit Committee dismissed Rosen Seymour Shapss Martin & Company LLP (“RSSM”) as our independent registered public accounting firm and appointed KMJ Corbin & Company LLP (“KMJ”) as our independent registered public accounting firm for the year ended December 31, 2013.

KMJ has reviewed our financial statements since the second quarter of 2013 and audited our financial statements for the year ended December 31, 2013.

The following is a summary of the fees billed to the Company by KMJ and RSSM for professional services rendered for the years ended December 31, 2013 and 2012. These fees are for work performed in the years indicated and, in some instances, we have estimated the fees for services rendered but not yet billed.

	KMJ	RSSM
	2013	2013	2012
Audit Fees:
Consists of fees billed for professional services rendered for the audit of the Company’s annual financial statements and the review of the interim financial statements included in the Company’s Quarterly Reports (together, the “Financial Statements” ) and for services normally provided in connection with statutory and regulatory filings or engagements	$29,700	$98,472	$222,006
Other Fees:
Audit-Related Fees
Consists of fees billed for assurance and related services reasonably related to the performance of the annual audit or review of the Financial Statements (defined above)	—	—	—
Tax Fees
Consists of fees billed for tax compliance, tax advice and tax planning	—	—	—
All Other Fees
Consists of fees billed for other products and services not described above	—	—	$9,156
Total All Fees	$29,700	$98,472	$231,162

The Audit Committee approves all audit and audit-related fees. The Audit Committee is required to pre-approve all non-audit services to be performed by the auditor. The percentage of hours expended on the principal accountant's engagement to audit the Company's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO
MATTERS TO BE ACTED UPON MATTERS

No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in any of the proposals that is not shared by all other stockholders.

OTHER MATTERS

The Board of Directors knows of no other matters other than those described in this Proxy Statement which must be approved or considered by the holders of the Company's voting stock.

STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws. The Company has not set an annual meeting date. The Company will provide in a timely manner the date of the meeting, if any, and the dates for submitting nominees and shareholder proposals as soon as a date of an annual meeting is confirmed. We will provide notice of the meeting date on a quarterly report on Form 10-Q, or, if a more immediate notice is necessary, on a current report on Form 8-K. The meeting, if held, will not be held earlier than May 15, 2015.

Stockholder Proposals to be Included in the Proxy Statement

To be considered for inclusion in our proxy materials for the 2015 Annual Meeting of Stockholders, a stockholder proposal must be received in writing at our offices, 200 Friberg Parkway, Suite 4004, Westborough, Massachusetts 01581 no later than 90 days before such meeting. Assuming a May 15, 2015 date, the materials must be provided no later than February 14, 2015.

Stockholder Proposals Not to be Included in the Proxy Statement

If you wish to make a stockholder proposal at the 2015 Annual Meeting of Stockholders that is not intended to be included in our proxy materials for that meeting, you generally must provide appropriate notice to us in the manner specified in our Bylaws between 90 and 120 days before the meeting, or, assuming a May 15, 2015 meeting date, between January 16, 2015 and February 14, 2015.

WHERE TO FIND MORE INFORMATION

The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to another document that we filed separately with the SEC. Information in this proxy statement updates and, in some cases, supersedes information incorporated by reference from documents that we have filed with the SEC prior to the date of this proxy statement, while information that we file later with the SEC will automatically update and, in some cases, supersede the information in this proxy statement.

The following documents and information previously filed with the SEC are incorporated by reference into this proxy statement:

•	our Annual Report on Form 10−K for the fiscal year ended December 31, 2013, filed with the SEC on March 31, 2014;
•	our Quarterly Reports on Form 10−Q filed with the SEC on May 15, 2014 and August 8, 2014; and
•	our Current Reports on Form 8−K filed with the SEC on February 13, 2014 and April 1, 2014.

In particular, our financial statements and management’s discussion and analysis of financial condition and results of operations are incorporated by reference to our Quarterly Report, and our quantitative and qualitative disclosures about market risks are incorporated by reference to our Annual Report.

In addition, all documents we file under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the special meeting are incorporated by reference into and deemed a part of this proxy statement from the date of filing of those documents.

As a stockholder, we may have sent you some of the documents incorporated by reference, but anyone can obtain any of them through us or the SEC. Documents incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this proxy statement. You may obtain documents that we have filed with the SEC and incorporated by reference in this document, without charge, by making a request to us as follows:

Corporate Secretary

PAID, Inc.

200 Friberg Parkway, Suite 4004
Westborough, Massachusetts 01581
(617) 861-6050

OTHER BUSINESS

We know of no other matters to be submitted to the stockholders at the Special Meeting. If any other matters properly come before the stockholders at the Special Meeting, the persons named as proxies intend to vote the shares they represent as the Board may recommend.

BY ORDER OF THE BOARD OF DIRECTORS W. Austin Lewis, IV President

APPENDIX A

(INCREASE IN AUTHORIZED COMMON STOCK SHARES)

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
PAID, INC.

PAID, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation, by unanimous written consent of its members pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, filed with the minutes of the Board of Directors, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation.

RESOLVED, that the Certificate of Incorporation of PAID, Inc. be amended by changing the FOURTH Article thereof so that, as amended said Article shall be and read in its entirety as follows:

“FOURTH: The amount of total authorized capital stock of the corporation shall consist of 550,000,000 shares of common stock having a par value of $.001 each (“Common Stock”).” *

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of section 242 and Section 228 of the General Corporation Law of the State of Delaware.

FOURTH: That this Certificate of Amendment to the Certificate of Incorporation shall be effective on ____________________, 2014.

IN WITNESS WHEREOF, said PAID, Inc. has caused this Certificate to be executed, acknowledged and filed by its President this ____ day of ______________, 2014

PAID, INC.

By:
W. Austin Lewis, IV

* IF PROPOSAL 1 AND PROPOSAL 2 ARE APPROVED, THE NUMBER OF SHARES SHALL BE 550,000,000 COMMON STOCK AND 50,000,000 PREFERRED STOCK.

IF PROPOSAL 1 IS APPROVED BUT PROPOSAL 2 IS NOT APPROVED, THE NUMBER OF SHARES SHALL BE 550,000,000 COMMON STOCK AND NO PREFERRED STOCK.

IF PROPOSAL 1 IS NOT APPROVED BUT PROPOSAL 2 IS APPROVED, THE TOTAL NUMBER OF SHARES SHALL BE 350,000,000 COMMON STOCK AND 50,000,000 PREFERRED STOCK.

APPENDIX B

(BLANK CHECK PREFERRED]

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
PAID, INC.

PAID, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation, by unanimous written consent of its members pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, filed with the minutes of the Board of Directors, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation.

RESOLVED, that the Certificate of Incorporation of PAID, Inc. be amended by changing the FOURTH Article thereof so that, as amended said Article shall be and read in its entirety as follows:

“FOURTH: The amount of total authorized capital stock of the corporation shall consist of [400,000,000][600,000,000]* shares, consisting of (i) [350,000,000][550,000,000]* shares of Common Stock, $.001 par value per share (“Common Stock”), and (ii) 50,000,000 shares of Preferred Stock, $.001 par value per share (“Preferred Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

(a) COMMON STOCK.

(i) General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

(ii) Voting. The holders of the Common Stock shall have voting rights at all meetings of stockholders, each such holder being entitled to one vote for each share thereof held by such holder; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (which, as used herein, shall mean the Certificate of Incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation. There shall be no cumulative voting.

The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

(iii) Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend or other rights of any then outstanding Preferred Stock.

(iv) Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential or other rights of any then outstanding Preferred Stock.

(b) PREFERRED STOCK.

Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law.

Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issuance of the shares thereof, to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law.

The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of section 242 and Section 228 of the General Corporation Law of the State of Delaware.

FOURTH: That this Certificate of Amendment to the Certificate of Incorporation shall be effective on ____________________, 2014.

IN WITNESS WHEREOF, said PAID, Inc. has caused this Certificate to be executed, acknowledged and filed by its President this ____ day of ______________, 2014

PAID, INC.

By:
W. Austin Lewis, IV

* IF PROPOSAL 1 AND PROPOSAL 2 ARE APPROVED, THE NUMBER OF SHARES SHALL BE 550,000,000 COMMON STOCK AND 50,000,000 PREFERRED STOCK.

IF PROPOSAL 1 IS APPROVED BUT PROPOSAL 2 IS NOT APPROVED, THE NUMBER OF SHARES SHALL BE 550,000,000 COMMON STOCK AND NO PREFERRED STOCK.

IF PROPOSAL 1 IS NOT APPROVED BUT PROPOSAL 2 IS APPROVED, THE TOTAL NUMBER OF SHARES SHALL BE 350,000,000 COMMON STOCK AND 50,000,000 PREFERRED STOCK.

APPENDIX C

(REVERSE STOCK SPLIT]

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
PAID, INC.

PAID, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation, by unanimous written consent of its members pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, filed with the minutes of the Board of Directors, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation.

RESOLVED, that the Certificate of Incorporation of PAID, Inc. be amended by changing the FOURTH Article thereof so that, as amended said Article shall be and read in its entirety as follows:

“FOURTH: The amount of total authorized capital stock of the corporation shall consist of [400,000,000][600,000,000]* shares, consisting of (i) [350,000,000][550,000,000]* shares of Common Stock, $.001 par value per share (“Common Stock”), and (ii) 50,000,000 shares of Preferred Stock, $.001 par value per share (“Preferred Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

(c) COMMON STOCK.

(i) General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

(ii) Voting. The holders of the Common Stock shall have voting rights at all meetings of stockholders, each such holder being entitled to one vote for each share thereof held by such holder; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (which, as used herein, shall mean the Certificate of Incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation. There shall be no cumulative voting.

The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

(iii) Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend or other rights of any then outstanding Preferred Stock.

(iv) Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential or other rights of any then outstanding Preferred Stock.

Upon this Certificate of Amendment becoming effective pursuant to the DGCL (the “Effective Time”), each [___]** shares of Class A Common issued and outstanding or held by the Company in treasury immediately prior to the Effective Time (collectively, the “Old Common Stock”) shall automatically without further action on the part of the Company or any holder of Old Common Stock, be reclassified, combined and changed into one fully paid and nonassessable share of new Common Stock (collectively, the “New Common Stock”). From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of whole shares of New Common Stock into which such Old Common Stock shall have been reclassified pursuant to this Certificate of Amendment; provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified pursuant to this Certificate of Amendment, as well as any cash in lieu of fractional shares of New Common Stock to which such holder may be entitled as set forth below. There shall be no fractional shares issued with respect to the New Common Stock. In lieu thereof, the aggregate of all fractional shares otherwise issuable to the holders of record of Old Common Stock shall be issued to American Stock Transfer & Trust Company (the “Transfer Agent”), as agent, for the accounts of all holders of record of Old Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all fractional interests will be effected by the Transfer Agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the applicable New Common Stock at the time of sale. After such sale and upon the surrender of the stockholders’ stock certificates, the Transfer Agent will pay to such holders of record their pro rata share of the net proceeds derived from the sale of the fractional interests.

(d) PREFERRED STOCK.

Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law.

Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issuance of the shares thereof, to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law.

The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of section 242 and Section 228 of the General Corporation Law of the State of Delaware.

FOURTH: That this Certificate of Amendment to the Certificate of Incorporation shall be effective on ____________________, 2014.

IN WITNESS WHEREOF, said PAID, Inc. has caused this Certificate to be executed, acknowledged and filed by its President this ____ day of ______________, 2014

PAID, INC.

By:
W. Austin Lewis, IV

* IF PROPOSAL 1 AND PROPOSAL 2 ARE APPROVED, THE NUMBER OF SHARES SHALL BE 550,000,000 COMMON STOCK AND 50,000,000 PREFERRED STOCK.

IF PROPOSAL 1 IS APPROVED BUT PROPOSAL 2 IS NOT APPROVED, THE NUMBER OF SHARES SHALL BE 550,000,000 COMMON STOCK AND NO PREFERRED STOCK.

IF PROPOSAL 1 IS NOT APPROVED BUT PROPOSAL 2 IS APPROVED, THE TOTAL NUMBER OF SHARES SHALL BE 350,000,000 COMMON STOCK AND 50,000,000 PREFERRED STOCK.

THE TOTAL NUMBER OF SHARES OF AUTHORIZED COMMON STOCK WILL BE REDUCED BY THE SAME RATIO AS THE REVERSE STOCK SPLIT, AND THE TOTAL NUMBER OF SHARES OF AUTHORIZED CAPITAL STOCK WILL BE REDUCED ACCORDINGLY.

** THE EXACT RATIO WILL BE WITHIN THE RANGE OF TEN TO FIFTY, AND WILL BE DETERMINED BY THE BOARD OF DIRECTORS PRIOR TO THE EFFECTIVE TIME AND PUBLICLY ANNOUNCED BY THE COMPANY.

PAID, INC.
40 WASHINGTON STREET
WESTBOROUGH, MA 01581

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1 1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR proposals 1 through 5.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000218344_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com .

PAID, INC.
Special Meeting of Stockholders
October 8, 2014 10:00 AM
This proxy is solicited by the Board of Directors

The stockholders hereby appoints W. Austin Lewis, IV and Tracey Navaroli, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of PAID, INC. that stockholders are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m. local time on October 8, 2014, at the law offices of Mirick O'Connell, 1800 West Park Drive, Suite 400, Westborough, Massachusetts 01581, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000218344_2 R1.0.0.51160

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 08, 2014

PAID, INC.

Meeting Information

Meeting Type: Special Meeting
For holders as of: August 11, 2014
Date: October 08, 2014 **Time:** 10:00 AM EST
Location: Offices of Mirick OConnell
1800 West Park Drive Suite
Suite 400
Westborough, MA 01581

BARCODE

PAID, INC.
40 WASHINGTON STREET
WESTBOROUGH, MA 01581

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
12
15

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
\# of # Sequence #

0000218343_1 R1.0.0.51160

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 24, 2014 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Internal Use Only

0000218343_2 R1.0.0.51160

Reserved for Broadridge Internal Control Information

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

0000218343_4 R1.0.0.51160

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

Job #
Envelope #
Sequence #
of # Sequence